SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: April 7, 2003

                           MTI TECHNOLOGY CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

        0-23418                                               95-3601802
        -------                                               ----------
(Commission File Number)                                   (I.R.S. Employer
                                                          Identification No.)

                              14661 Franklin Avenue
                            Tustin, California 92780
                            ------------------------
               (Address of Principal Executive Offices) (Zip Code)

                            4905 East La Palma Avenue
                            Anaheim, California 92807
                            -------------------------
                 (Former Address, if changed since last report)

                                 (714) 481-7800
                                 --------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.

The information set forth in the Registrant's news release dated April 7, 2003 is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

      99.1 Text of Press Release dated April 7, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MTI TECHNOLOGY CORPORATION

Date: April 7, 2003                     /s/ Mark A. Franzen
                                        ----------------------------------------
                                        Mark A. Franzen
                                        Chief Financial Officer

                                Index to Exhibits

Exhibit                        Description
-------                        -----------
 99.1           Text of Press Release dated April 7, 2003.